UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2010 (February 5, 2010)

MGT Capital Investments, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-26886	13-4148725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Kensington Centre, 66 Hammersmith Road, London, United Kingdom	W14 8UD
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-44-20-7605-7950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement

This Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause the results of MGT Capital Investments, Inc. and its consolidated subsidiaries (the “Company”) to differ materially from those expressed or implied by such forward-looking statements.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any projections of revenue, gross profit, expenses, earnings or losses from operations, synergies or other financial items; any statements of the plans, strategies and objectives of management for future operations, including the rate of market development and acceptance of medical imaging technology; the execution of restructuring plans; any statement concerning developments, performance or industry rankings relating to products or services; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing.  The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; the difficulty of aligning expense levels with revenue changes; and other risks that are described from time to time in the Company’s Securities and Exchange Commission reports filed after this report.  The Company assumes no obligation and does not intend to update these forward-looking statements.

On February 5, 2010, MGT Capital Investments, Inc. (the “Company” or the “Registrant”) entered into amended and restated convertible promissory notes with XShares Group, Inc. (“XShares”) for each of an amended and restated note with XShares in the original principal amount of $1,100,000 (the “Second Amended and Restated Original Note”) and  an amended and restated note with XShares in the original principal amount of $1,000,000 (the “Second Amended and Restated Second Note”) (collectively referred to herein as the “Second Amended and Restated Notes”).  For each of the Second Amended and Restated Notes, the conversion price of the Series B Preferred Stock has been automatically adjusted to provide that the number of shares of common stock issued upon conversion of the Series B Preferred Stock will equal fifty percent (50%) of the Company’s outstanding capital stock (including issued derivative securities, as measured after the issuance thereof).

Prior to entering into these material definitive agreements or the transactions contemplated thereby, the Company invested $960,000 in Series C preferred shares of XShares in 2007 and an additional $2,040,000 in shares of XShares in the year ended December 31, 2008.

Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

Exhibit No.	Description

10.14	Second Amended and Restated Convertible Promissory Note, dated February 5, 2010, in the principal amount of $1,100,000
10.15	Second Amended and Restated Convertible Promissory Note, dated February 5, 2010, in the principal amount of $1,000,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGT CAPITAL INVESTMENTS, INC.

	By:	/s/ TIM PATERSON-BROWN
Tim Paterson-Brown
Chairman and Chief Executive Officer
Date: February 8, 2010